Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 30 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of February 29, 2024, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $887,462 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 4 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$258,393,350
Aggregate Outstanding Principal Balance – Treasury Bill	$8,998,532
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	3.48%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$249,394,818
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	96.52%
Number of Borrowers	8,271
Average Outstanding Principal Balance Per Borrower	$31,241
Number of Loans	15,076
Average Outstanding Principal Balance Per Loan – Treasury Bill	$58,432
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,713
Weighted Average Remaining Term to Scheduled Maturity	164 months
Weighted Average Annual Interest Rate	4.46%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	3,698	$52,365,212	20.3%
3.01% to 3.50%	2,686	39,711,085	15.4
3.51% to 4.00%	2,869	41,575,683	16.1
4.01% to 4.50%	3,396	53,514,240	20.7
4.51% to 5.00%	708	13,246,184	5.1
5.01% to 5.50%	229	5,754,884	2.2
5.51% to 6.00%	171	4,313,546	1.7
6.01% to 6.50%	299	8,180,866	3.2
6.51% to 7.00%	317	9,028,006	3.5
7.01% to 7.50%	137	3,850,567	1.5
7.51% to 8.00%	240	7,302,500	2.8
8.01% to 8.50%	271	14,828,380	5.7
Equal to or greater than 8.51%	55	4,722,198	1.8

Total	15,076	$258,393,350	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,448	$3,487,750	1.3%
$5,000.00-$ 9,999.99	1,245	9,213,352	3.6
$10,000.00-$14,999.99	971	12,014,008	4.6
$15,000.00-$19,999.99	756	13,165,486	5.1
$20,000.00-$24,999.99	626	14,058,835	5.4
$25,000.00-$29,999.99	546	14,983,601	5.8
$30,000.00-$34,999.99	413	13,386,988	5.2
$35,000.00-$39,999.99	303	11,335,043	4.4
$40,000.00-$44,999.99	228	9,672,621	3.7
$45,000.00-$49,999.99	219	10,376,618	4.0
$50,000.00-$54,999.99	192	10,039,606	3.9
$55,000.00-$59,999.99	161	9,251,322	3.6
$60,000.00-$64,999.99	151	9,433,118	3.7
$65,000.00-$69,999.99	122	8,228,341	3.2
$70,000.00-$74,999.99	102	7,402,268	2.9
$75,000.00-$79,999.99	95	7,369,740	2.9
$80,000.00-$84,999.99	80	6,582,567	2.5
$85,000.00-$89,999.99	70	6,122,577	2.4
$90,000.00-$94,999.99	58	5,351,618	2.1
$95,000.00-$99,999.99	45	4,398,466	1.7
$100,000.00 and above	440	72,519,425	28.1

Total	8,271	$258,393,350	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	14,395	$243,598,330	94.3%
31-60 days	202	3,945,874	1.5
61-90 days	145	3,410,336	1.3
91-120 days	74	2,026,475	0.8
121-150 days	38	1,112,577	0.4
151-180 days	49	1,377,600	0.5
181-210 days	25	442,677	0.2
Greater than 210 days	148	2,479,480	1.0
Total	15,076	$258,393,350	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	157	$52,838	*
4 to 12	542	399,930	0.2%
13 to 24	640	1,143,680	0.4
25 to 36	601	1,877,570	0.7
37 to 48	598	2,629,345	1.0
49 to 60	1,841	8,832,434	3.4
61 to 72	905	6,383,295	2.5
73 to 84	641	6,115,220	2.4
85 to 96	550	6,032,370	2.3
97 to 108	575	7,093,173	2.7
109 to 120	2,094	29,220,703	11.3
121 to 132	1,236	23,338,356	9.0
133 to 144	917	20,105,965	7.8
145 to 156	895	23,602,591	9.1
157 to 168	735	22,130,448	8.6
169 to 180	532	17,636,592	6.8
181 to 192	408	15,013,437	5.8
193 to 204	257	10,884,817	4.2
205 to 216	183	7,707,462	3.0
217 to 228	147	6,985,120	2.7
229 to 240	80	3,993,775	1.5
241 to 252	79	4,066,474	1.6
253 to 264	53	2,454,835	1.0
265 to 276	53	3,325,133	1.3
277 to 288	38	2,447,057	0.9
289 to 300	92	6,895,788	2.7
301 to 312	178	13,682,952	5.3
313 to 324	8	693,991	0.3
325 to 336	11	404,163	0.2
337 to 348	10	959,102	0.4
349 to 360	8	583,798	0.2
361 and above	12	1,700,937	0.7

Total	15,076	$258,393,350	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	261	$3,961,173	1.5%
Forbearance	937	26,710,924	10.3
Repayment
First year in repayment	56	2,936,425	1.1
Second year in repayment	60	2,752,047	1.1
Third year in repayment	88	3,581,900	1.4
More than 3 years in repayment	13,674	218,450,882	84.5

Total	15,076	$258,393,350	100.0%

(1)Of the trust student loans in forbearance status, approximately 65 loans with an aggregate outstanding principal balance of $1,001,647, representing 0.39% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 166.7 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	15.3	-	178.7
Forbearance	-	10.1	201.4
Repayment	-	-	157.5

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $3,961,173 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $2,794,922 or approximately 70.6% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	96	$2,444,402	0.9%
Alaska	23	262,520	0.1
Arizona	233	4,389,191	1.7
Arkansas	107	2,186,966	0.8
California	1,540	26,598,684	10.3
Colorado	244	4,231,078	1.6
Connecticut	169	2,099,303	0.8
Delaware	31	477,955	0.2
District of Columbia	31	1,389,524	0.5
Florida	688	13,152,376	5.1
Georgia	388	6,746,070	2.6
Hawaii	40	656,478	0.3
Idaho	55	966,535	0.4
Illinois	484	7,535,933	2.9
Indiana	247	4,769,122	1.8
Iowa	52	1,014,456	0.4
Kansas	127	1,814,357	0.7
Kentucky	142	2,003,446	0.8
Louisiana	372	5,859,046	2.3
Maine	38	637,012	0.2
Maryland	246	4,754,355	1.8
Massachusetts	314	3,849,943	1.5
Michigan	366	6,490,737	2.5
Minnesota	153	1,875,549	0.7
Mississippi	60	1,280,249	0.5
Missouri	238	4,046,392	1.6
Montana	24	471,032	0.2
Nebraska	13	198,422	0.1
Nevada	101	1,905,733	0.7
New Hampshire	50	643,196	0.2
New Jersey	447	7,865,801	3.0
New Mexico	40	874,934	0.3
New York	1,392	20,224,122	7.8
North Carolina	278	5,234,854	2.0
North Dakota	3	49,287	*
Ohio	1,882	39,954,523	15.5
Oklahoma	351	5,442,490	2.1
Oregon	217	3,016,283	1.2
Pennsylvania	393	7,480,170	2.9
Rhode Island	24	422,464	0.2
South Carolina	117	2,133,882	0.8
South Dakota	11	128,566	*
Tennessee	240	3,070,255	1.2
Texas	1,896	28,358,085	11.0
Utah	56	2,263,823	0.9
Vermont	35	685,389	0.3
Virginia	338	5,316,192	2.1
Washington	383	5,884,064	2.3
West Virginia	34	565,322	0.2
Wisconsin	154	2,293,544	0.9
Wyoming	5	61,656	*
Other	108	2,317,584	0.9

Total	15,076	$258,393,350	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	7,560	$106,058,638	41.0%
Other Repayment Options(1)	5,833	98,240,711	38.0
Income-driven Repayment(2)	1,683	54,094,001	20.9

Total	15,076	$258,393,350	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 70 loans with an aggregate outstanding principal balance of $3,499,660 currently in an interest-only period.  These interest-only loans represent approximately 1.4% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	7,549	$104,488,289	40.4%
Unsubsidized	7,527	153,905,061	59.6

Total	15,076	$258,393,350	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	11	$459,044	0.2%
October 1, 1993 through June 30, 2006	15,065	257,934,306	99.8
July 1, 2006 and later	0	0	0.0

Total	15,076	$258,393,350	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	296	$4,222,258	1.6%
Educational Credit Management Corporation	1,105	15,170,376	5.9
Great Lakes Higher Education Corporation	6,289	134,417,639	52.0
Kentucky Higher Educ. Asst. Auth.	1,129	14,110,838	5.5
Michigan Guaranty Agency	266	3,888,148	1.5
New York State Higher Ed Services Corp	1	42,268	*
Oklahoma Guaranteed Stud Loan Prog	230	3,275,833	1.3
Pennsylvania Higher Education Assistance Agency	972	16,682,808	6.5
Texas Guaranteed Student Loan Corp	4,788	66,583,179	25.8
Total	15,076	$258,393,350	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.